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                                                                  EXHIBIT 99.9

CART, INC.
OPERATING BUDGET

                                            GOING CONCERN
                                             TWO MONTHS
                                             ----------
   EXPENSES

              PAYROLL                          866,667
              PAYROLL TAX                       68,000
              INSURANCE                         70,000
              401K                              12,000
              PROFESSIONAL FEES                 20,000
              RENT                              54,158
              UTILITIES                         15,000
              TELEPHONE                         20,000
              TRAVEL                            40,000
              OFFICE/POSTAGE                    10,000
              MISC EXPENSE                      24,175
                                             ---------
                                             1,200,000
                                             =========

            ALL EXPENSES RELATED TO 2004 SEASON WOULD BE PAID BY OWRS